                                                                   Exhibit 10.17

                                                     AFTER RECORDING, RETURN TO:
                                                     Steven K.  Bender, Esquire
                                                     Long Aldridge & Norman LLP
                                                     Suite 5300
                                                     303 Peachtree Street
                                                     Atlanta, Georgia 30308

                  PERPETUAL RIGHT-OF-WAY AND EASEMENT AGREEMENT

         FOR AND IN CONSIDERATION OF THE SUM OF TEN DOLLARS in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged CHARLES L. GOODSON, AS EXECUTOR OF THE LAST WILL AND TESTAMENT OF ORA LEE GOODSON ("Grantor"), whose address is 4 BROOKSIDE DRIVE, NEWNAN, GA 30263, has irrevocably granted, bargained, sold, and conveyed, and by these presents does hereby grant, bargain, sell, and convey unto TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership, its successors and assigns ("Grantee") whose address is 1044 North 115th Street, Omaha, Nebraska 68154-4446, the perpetual and nonexclusive right and easement on, under, over and through the real property more specifically described in EXHIBIT "A" attached hereto and incorporated herein by reference (the "Property") for purposes of (i) surveying, clearing, excavating, laying, constructing, testing, operating, inspecting, maintaining, protecting, repairing, replacing, removing and altering a pipeline or pipelines together with all necessary and appropriate appurtenances, machinery, apparatus, equipment, fixtures, improvements and facilities related thereto (hereinafter collectively referred to as the "pipeline") which are capable of transporting natural gas along and through a route through the portion of the Property described as the "Perpetual Easement Area" in EXHIBIT "B" attached hereto and incorporated herein by reference (the "Perpetual Easement Area"); (ii) transporting natural gas through such pipeline;
(iii) installing and maintaining signs along the Perpetual Easement Area identifying the area as the location of an underground pipeline; (iv) cutting, clearing, removing and disposing of, from time to time, all trees, shrubs, and other vegetation in the Perpetual Easement Area, and to remove and dispose of all obstructions, as Grantee may deem necessary for the safe operation and maintenance of the pipeline; (v) for as long as such pipeline and related structures are being used for such purposes, the right of ingress and egress through the Property at convenient points for the carrying out of all such purposes; and (vi) such other rights as may be necessary or convenient for the enjoyment of the privileges provided by this Perpetual Right-of-Way and Easement Agreement ("Easement Agreement").

         Further, Grantor does hereby irrevocably grant and convey unto Grantee a temporary nonexclusive right and easement consisting of the easement area identified and described on EXHIBIT "C" (the "Temporary Easement Area"), said Temporary Easement Area shall be for the purpose and a term so long as necessary to clear, excavate, lay and construct the aforementioned pipeline and do all things reasonably necessary and incident to the initial construction of the pipeline, and as needed in connection with any later maintenance, repair, replacement, removal or alteration of the pipeline. Grantee shall be permitted to clear the Temporary Easement Area of trees, shrubs and other vegetation so as to permit use of the Temporary Easement Area for the foregoing purposes.

         Grantor covenants to use the Property for purposes compatible with such rights as granted to Grantee in or permitted by this Easement Agreement and shall not construct or permit any buildings, structures, fences, trees, hedges or other obstructions to be erected or placed upon the Property, or to change the grade of the Property, or create or permit any condition whereby standing water would accumulate on the Perpetual Easement Area, nor to otherwise interfere in or to knowingly permit any other person to interfere with Grantee's use and enjoyment of rights granted under this Easement Agreement.

         Grantee shall repair or replace in a good and workmanlike manner all fences and drain systems disturbed or cut during the construction, maintenance or operation of the pipeline laid hereunder; and, if not replaced, Grantee agrees to pay or cause to be paid to the Grantor and the Grantor's tenants, if any, of the Property at the time of the completion of the construction heretofore, according to the respective interests, the reasonable value of any damages to crops, livestock, timber and improvements that are sustained by reason of Grantee exercising the right herein granted. Grantee shall not materially interfere with the use of said premises for normal farming operations as employed at the time of construction of such pipeline, except in the exercise of the rights permitted hereunder. Grantee shall bury the pipeline at depths consistent with industry standards.

         Grantee shall upon completion of the laying of the pipeline, as soon as reasonably possible, fully restore and level the surface of the Property to substantially the same condition existing prior to construction of the pipeline.

         The rights and obligations hereunder shall be assignable by Grantee, and subsequent assigns of Grantee, without the prior written consent of Grantor. Any assignment by Grantee or subsequent assignment of Grantee, of its rights and obligations hereunder shall completely relieve assignor of any such obligation for further liability. The easements set forth in this Easement Agreement shall be for the use, benefit and enjoyment of Grantee, its designated successors, successors-in-title (including, without limitation The Development Authority of Heard County ["DAHC"] as successor-in-title to the property of Grantee identified and described in Exhibit "D" attached hereto and made a part hereof [hereinafter referred to as the "Power Plant Property"]), grantees and assigns, and their respective agents, employees, servants, tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the Power Plant Property from DAHC), subtenants, licensees, permitees, invitees, contractors, subcontractors, lenders and any other party holding a collateral interest in the Power Plant Property. This Agreement and the easements, rights, and privileges created hereby shall be binding upon and inure to the benefit of Grantee and Grantor and their respective designated (to the extent necessary under the last two sentences of this paragraph) successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees, assignees, and their respective tenants (including, without limitation, Tenaska Georgia Partners, L.P. as a tenant leasing the Power Plant Property from DAHC), subtenants, licensees, permitees, lenders and any other party holding a collateral interest in the Power Plant Property. All of the easements, rights and privileges, set forth herein shall touch, concern, burden and run with the title to the Perpetual Easement Area, Temporary Easement Area and Property, as the servient tenement, and shall be appurtenant to, touch, concern and run with the title to any lands now or hereafter owned by Grantee, its designated successors, successors-in-title (including, without limitation the DAHC as successor-in-title to the Power Plant Property), grantees and assigns, in Land Lots 206, 207, 236 and/or 237 of the 3rd Land District, Heard County, Georgia, including, without limitation, the Power Plant Property, collectively the dominant tenement. Any conveyance of said dominant tenement, or any part thereof, to any lender or any other party holding a collateral interest in the Power Plant Property (whether by foreclosure, deed in lieu of foreclosure or otherwise) shall also convey the rights, privileges, duties and obligations contained in this Easement Agreement, regardless of whether or not specific mention is made of this Easement Agreement and regardless of whether or not a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein. Any conveyance of said dominant tenement, or any part thereof, to any person or entity, other than a lender or a party holding a collateral interest in the Power Plant Property, shall only convey the rights, privileges, duties and obligations contained in this Easement Agreement if specific mention is made of this Easement Agreement or if a specific conveyance is made of, or subject to, the easements, rights, privileges, duties and obligations contained herein.

The interpretation, construction and performance of this agreement shall be governed by the laws of the State of Georgia. Time is of the essence of this Easement Agreement. Grantor covenants with Grantee that Grantor is the fee simple owner of record of the Property, is lawfully seized and possessed of the Property, and has a good and lawful right to convey the Property, any part thereof and easements and other rights granted herein, and the Property is free from all encumbrances, other than (a) those shown of record in the Heard County, Georgia records as of the date hereof, and (b) that certain Perpetual Right-of-Way and Easement Agreement dated April 28, 1999, granted by Grantor to Tenaska, Inc., a Delaware corporation, recorded at Deed Book 195, Pages 599-612 of said records, as amended by that certain Amendment to Perpetual Right-of-Way and Easement Agreement dated September 12, 1999, recorded at Deed Book 200, Pages 199-212 of said records, and that certain Second Amendment to Perpetual Right-of-Way and Easement Agreement and Consent Agreement dated ______________, 1999, both such amendments granted by Grantor to Tenaska, Inc., and that Grantor will forever warrant and defend title thereto against the lawful claims of all persons whomsoever claiming by, through or under Grantor.

Grantee hereby authorizes Grantor the right to access the described Property for ingress and egress purposes in compliance with the standards described in this Easement Agreement.









                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, this instrument is executed under seal on this 1st day of November, 1999.

                                                GRANTOR:

Signed, sealed and delivered                    CHARLES L. GOODSON,
in the presence of:                             AS EXECUTOR OF THE LAST WILL AND
                                                TESTAMENT OF ORA LEE GOODSON

/S/________________________________

Witness                                 By:  /S/________________________(SEAL)
                                                Charles L. Goodson, Executor for
                                                    Ora Lee Goodson Estate

/S/_________________________________
Notary Public
My Commission Expires:______________

(NOTARY SEAL)

RE GOODSON PERPETUAL RIGHT OF WAY & EASEMENT AGREEMENT

                                  EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY

ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 AND 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         That tract of land containing 170 acres, more or less, in the Third Land District of originally Coweta, now Heard County, Georgia and being 100 acres, more or less, of Land Lot 235; 50 acres, more or less, of Land Lot 236 and 20 acres, more or less, of Land Lot 234; and being bounded now or formerly on the North by C.P. Stephens; on the East by Powers lands; on the South by Goodson lands; on the West by Ashley, Shackleford and Hendrick lands. Said Tract known as the Watt Orr place, described in deed from Mrs. Dovie L. Orr, et. al. to Goodson Bros., recorded in Deed Book 34, Page 483, Heard County records.



RE GOODSON PERPETUAL RIGHT OF WAY & EASEMENT AGREEMENT EXHA

                                    EXHIBIT B
                                LEGAL DESCRIPTION

EASEMENT AREA 2 - PERMANENT GAS PIPELINE EASEMENT

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
102.52 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
389.03 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE South 75 degrees 41 minutes 17 seconds West for a distance of
50.30 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
16.82 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
652.03 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
257.78 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
381.45 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
237.86 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1046.41 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
439.69 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
288.60 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to a point;

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
50.16 feet to the POINT OF BEGINNING.

         Said property contains 4.81 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 11 -- PERMANENT ACCESS

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1502.56 feet to a point;

         THENCE South 03 degrees 25 minutes 19 seconds West for a distance of
556.81 feet to a : inch pipe;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
434.31 feet to a : inch pipe, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 00 degrees 29 minutes 20 seconds East for a distance of
30.01 feet to a point;

         THENCE North 89 degrees 13 minutes 51 seconds West for a distance of
16.78 feet to a point;

         THENCE North 32 degrees 43 minutes 50 seconds West for a distance of
70.24 feet to a point;

         THENCE North 08 degrees 02 minutes 18 seconds West for a distance of
31.43 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
69.56 feet to a point;

         THENCE South 89 degrees 04 minutes 41 seconds East for a distance of
12.67 feet to a point;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
110.58 feet to the POINT OF BEGINNING.

         Said property contains 0.13 acre more or less.


RE GOODSON PERPETUAL RIGHT OF WAY & EASEMENT AGREEMENT EXHB

                                    EXHIBIT C
                                LEGAL DESCRIPTION

 EASEMENT AREA 3 - TEMPORARY WORKSPACE

 ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER
OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

     THENCE South 00 degrees 43 minutes 57 seconds West for a distance of 291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

     THENCE South 01 degrees 18 minutes 40 seconds West for a distance of 32.38 feet to a point;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 84.64 feet to a : inch pipe;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 12.03 feet;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 140.19 feet to a Painted Rock;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

     THENCE along a curve to the right having a radius of 3600.00 feet and an arc length of 149.43 feet, being subtended by a chord of South 39 degrees 39 minutes 09 seconds West for a distance of 149.42 feet to a point;

     THENCE North 03 degrees 30 minutes 04 seconds West for a distance of 117.12 feet to a point;

     THENCE South 88 degrees 57 minutes 38 seconds East for a distance of 102.52 feet to the POINT OF BEGINNING.

     Said property contains 0.14 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 4 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
25.08 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
92.32 feet to a point;

         THENCE along a curve to the right having a radius of 3525.00 feet and an arc length of 369.76 feet, being subtended by a chord of South 44 degrees 20 minutes 28 seconds West for a distance of 369.59 feet to a point;

         THENCE South 42 degrees 39 minutes 13 seconds East for a distance of
75.00 feet to a point;

         THENCE along a curve to the left having a radius of 3600.00 feet and an arc length of 302.97 feet, being subtended by a chord of North 44 degrees 56 minutes 07 seconds East for a distance of 302.89 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
67.37 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
431.14 feet to a point;

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
115.41 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
275.00 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
14.21 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to the POINT OF BEGINNING.

         Said property contains 1.38 acres more or less.

                               LEGAL DESCRIPTION

EASEMENT AREA 5 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
263.22 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
463.86 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
143.97 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
175.27 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
225.00 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
221.78 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
13.71 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
113.33 feet to the POINT OF BEGINNING.

Said property contains 0.52 acres more or less.

                               LEGAL DESCRIPTION

EASEMENT AREA 6 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
202.70 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
106.32 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
213.81 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
225.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
200.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
125.37 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
280.53 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1024.59 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
507.24 feet to the POINT OF BEGINNING.

         Said property contains 1.60 acres more or less.

                               LEGAL DESCRIPTION

EASEMENT AREA 7 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
297.81 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
91.22 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE North 75 degrees 41 minutes 17 seconds East for a distance of
25.15 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
12.53 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
629.22 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
204.18 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
188.62 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
225.00 feet to the POINT OF BEGINNING.

     Said property contains 1.01 acres more or less.



RE GOODSON PERPETUAL RIGHT OF WAY & EASEMENT AGREEMENT EXHC

                                    EXHIBIT C




                                GOODSON LTL TRACT

The following is a description of information which cannot be submitted electronically:

A,B,C,D - Permanent Gas Line Crossing Locations (Proposed) - 1 page

                                   EXHIBIT "D"

                                LEGAL DESCRIPTION

TRACT A-1

        ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN
LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

        THENCE South 72 degrees 48 minutes 00 seconds West for a distance of
405.46 feet to a 12 INCH WOOD POST;

        THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a 2 INCH REBAR SET ON THE WESTERLY LINE OF A GEORGIA POWER COMPANY RIGHT OF WAY (150 FOOT WIDTH), SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 2143.92 feet to the CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 46 degrees 21 minutes 20 seconds West for a distance of 66.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED
CREEK;

          THENCE along the centerline of the unnamed creek to the Northeast, more or less, North 68 degrees 03 minutes 13 seconds East for a distance of
336.28 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 29 minutes 52 seconds East for a distance of
296.07 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 54 degrees 43 minutes 02 seconds East for a distance of
67.68 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 17 degrees 17 minutes 28 seconds East for a distance of
228.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 23 degrees 21 minutes 46 seconds East for a distance of
241.49 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 07 degrees 17 minutes 08 seconds East for a distance of
71.42 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 79 degrees 26 minutes 44 seconds East for a distance of
307.88 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 48 degrees 14 minutes 55 seconds East for a distance of
157.63 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 27 degrees 04 minutes 19 seconds East for a distance of
111.97 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 55 degrees 09 minutes 32 seconds East for a distance of
128.35 feet to a POINT IN THE CENTERLINE OF THE CREEK;

           THENCE North 08 degrees 06 minutes 45 seconds East for a distance of
34.61 feet to an IRON PIN SET IN THE CENTERLINE OF THE CREEK;

          THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
212.86 feet to a 1/2 inch rebar set on the Westerly line of a GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH); Said point being the POINT OF BEGINNING.

          Said property contains 46.13 acres, and is that same tract or parcel of land shown as Tract A1 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.

TRACT B

        ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

        THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

        THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

        THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

        THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

        THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

        THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

          THENCE South 78 degrees 47 minutes 46 seconds West for a distance OF
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill Creek, Said point being the POINT OF BEGINNING for the herein described parcel of land;

          THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

          THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

          THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

          THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

          THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

          THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

          THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

          THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

          THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

          THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

          THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

          THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

          THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

          THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

          THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

          THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

          THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

          THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

          THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

          THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

          THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

          THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

          THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

          THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

          THENCE South 10 degrees 21 minutes 54 seconds East for a distance of
66.83 feet to a point;

          THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

          THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

          THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

          THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

          THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

          THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

          THENCE leaving said wetlands limits, North 65 degrees 01minutes 43 seconds West for a distance of 98.87 feet to a point;

          THENCE North 11 degrees 02 minutes 41 seconds East for a distance of
230.45 feet to a point;

          THENCE North 11 degrees 13 minutes 13 seconds West for a distance of
121.54 feet to a point;

          THENCE North 38 degrees 58 minutes 52 seconds West for a distance of
121.90 feet to a point;

          THENCE North 23 degrees 10 minutes 22 seconds West for a distance of
116.83 feet to a point;

          THENCE North 27 degrees 01 minutes 41 seconds West for a distance of
102.77 feet to a point;

          THENCE North 44 degrees 31 minutes 22 seconds West for a distance of
55.85 feet to a point;

          THENCE South 70 degrees 40 minutes 56 seconds West for a distance of
73.31 feet to a point;

          THENCE South 71 degrees 22 minutes 08 seconds West for a distance of
120.59 feet to a point;

          THENCE North 27 degrees 11 minutes 02 seconds West for a distance of
173.06 feet to a point;

          THENCE North 06 degrees 27 minutes 30 seconds East for a distance of
58.98 feet to a point;

          THENCE North 40 degrees 46 minutes 01 seconds East for a distance of
132.31 feet to a point;

          THENCE North 01 degrees 41 minutes 21 seconds West for a distance of
32.15 feet to a point;

          THENCE North 42 degrees 40 minutes 25 seconds West for a distance of
132.37 feet to a point;

          THENCE North 47 degrees 57 minutes 38 seconds East for a distance of
97.57 feet to the POINT OF BEGINNING.

        Said property contains 3.84 acres more or less and is that same tract or parcel of land shown as Tract B on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.



TRACT C

           ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

           COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

          THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

          THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

          THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

          THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek, said point being the POINT OF BEGINNING for the herein described parcel of land.

          THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a THREE-QUARTER INCH PIPE;

          THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

          THENCE North 72 degrees 59 minutes 23 seconds West for a distance of
97.41 feet to a point;

          THENCE North 28 degrees 40 minutes 02 seconds West for a distance of
114.55 feet to a point;

          THENCE North 62 degrees 08 minutes 04 seconds West for a distance of
184.99 feet to a point;

          THENCE North 63 degrees 50 minutes 09 seconds West for a distance of
166.92 feet to a point;

          THENCE North 64 degrees 00 minutes 12 seconds West for a distance of
173.39 feet to a point;

          THENCE North 87 degrees 49 minutes 10 seconds West for a distance of
111.55 feet to a point;

          THENCE North 66 degrees 04 minutes 51 seconds West for a distance of
158.94 feet to a point;

          THENCE North 66 degrees 19 minutes 50 seconds West for a distance of
121.59 feet to a point;

          THENCE North 53 degrees 03 minutes 38 seconds West for a distance of
186.45 feet to a point;

          THENCE North 44 degrees 18 minutes 22 seconds West for a distance of
163.48 feet to a point;

          THENCE North 56 degrees 31 minutes 54 seconds West for a distance of
127.08 feet to a point;

          THENCE North 49 degrees 42 minutes 26 seconds West for a distance of
110.80 feet to a point;

          THENCE South 63 degrees 26 minutes 27 seconds West for a distance of
73.93 feet to a point;

          THENCE South 34 degrees 43 minutes 18 seconds West for a distance of
155.58 feet to a point;

          THENCE North 65 degrees 01 minutes 43 seconds West for a distance of
125.76 feet to a point on the Southerly Wetland limits of Hilly Mill Creek;

          THENCE along said Wetland Limits to the Southeast, more or Less, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

           THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

           THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

           THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

           THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

           THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

           THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

           THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

           THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

           THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

           THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

           THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

           THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

           THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

           THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

           THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

           THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

           THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

           THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

           THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47.15 feet to a point;

           THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

           THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

           THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

          THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

          THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

          THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.11 feet to a point;

          THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

          THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

          THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

          THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

          THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

          THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to the POINT OF BEGINNING.

          Said property contains 5.13 acres more or less and is that same tract or parcel of land shown as Tract C on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.



TRACT D

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

          THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK; SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

          THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

          THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

          THENCE South 78 degrees 47 minutes 46 seconds West for a Distance of
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill
Creek;

          THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

           THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

           THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

           THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

           THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

           THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

           THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

           THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

           THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

           THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

           THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

           THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

           THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

           THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

           THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

           THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

           THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

           THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

           THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

           THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

           THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

           THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

          THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

          THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

          THENCE South 10 degrees 21 minutes 54 seconds East for a distance of
66.83 feet to a point;

          THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

          THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

          THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

          THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

          THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

          THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

          THENCE across an unnamed creek and wetlands area which intersects from the Southwest, South 65 degrees 01 minutes 43 seconds East for a distance of
394.79 feet to a point;

          THENCE continuing along said wetlands limit, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

          THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

          THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

          THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

          THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

          THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

          THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

          THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

          THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

          THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

          THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

          THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

          THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

          THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

          THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

          THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

          THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

          THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

          THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

          THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47.15 feet to a point;

          THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

          THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

          THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

          THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

          THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

          THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.11 feet to a point;

          THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

          THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

          THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

          THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

          THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

          THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to a point;

          THENCE North 02 degrees 18 minutes 34 seconds East for a distance of
978.06 feet to a point;

          THENCE North 01 degrees 18 minutes 40 seconds East for a distance of
32.38 feet to the POINT OF BEGINNING.


     Said property contains 43.03 acres more or less and is that same tract or parcel of land shown as Tract D on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


TRACT G

       ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

       COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

       THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

       THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

       THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

       THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

       THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

       THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

       THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
177.76 feet to point;

       THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
82.45 feet to point;

       THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
639.20 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
52.57 feet to point;

       THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
175.00 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
150.00 feet to point;

       THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
175.00 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
25.93 feet to point;

       THENCE South 44 degrees 18 minutes 22 seconds East for a distance of
63.80 feet to a point;

       THENCE South 53 degrees 03 minutes 38 seconds East for a distance of
18.78 feet to a point;

       THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
211.55 feet to point;

       THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
11.80 feet to point;

       THENCE along a curve to the right having a radius of 3600.00 Feet, a central angle of 09 degrees 21 minutes 08 seconds, an Arc length of 587.61 feet, and subtended by a chord bearing South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to the POINT OF BEGINNING.

     Said property contains 3.16 acres more or less and is that same tract or parcel of land shown as Tract G on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.




RE GOODSON PERPETUAL RIGHT OF WAY & EASEMENT AGREEMENT EXHD